SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2004

Structured Products Corp.

(Exact name of registrant as specified in its charter)

           Delaware              001-31665         13-3692801
           (State or other       (Commission       (IRS Employer
           jurisdiction of       File Number)      Identification
           incorporation or                        Number)
           organization)

388 Greenwich Street, New York, New York                          10013
(Address of principal executive offices)                      (Zip Code)
Registrant's telephone number including area code (212) 816-7496.

Item 1.     Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.
The issuer of the underlying securities, or guarantor thereof, or successor, thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor, thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Product Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor, thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.
Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements, Pro-Forma Financial Information and Exhibits.

            (a)  Not Applicable.

            (b)  Not Applicable.

            (c)  Exhibits:

                1.    Trustee's  Report  with  respect to the April 2, 2004
                      Distribution Date for the CAST Step-Up Trust for
                      CIT Group Notes

Item 8.     Change in Fiscal Year

            Not Applicable.

Item 9.     Regulation FD Disclosure

            Not Applicable.

                                         SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                        By:  /s/ Mark C. Graham
                                        Name:    Mark C. Graham
                                        Title:   Authorized Signatory

April 2, 2004

EXHIBIT INDEX

Exhibit                                                                    Page

   1     Trustee's Report with respect to the April 2, 2004                 5
         Distribution Date for the CAST Step-Up Trust for CIT Group
         Notes

                                 Exhibit 1

To the Holders of:
CAST Step-Up Trust for CIT Group Notes
Monthly-Pay Step-Up Class A Certificates        *CUSIP: 14835Q AA2
 Class B Certificates                           *CUSIP: 14835Q AB0

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust for
CIT Group Notes (the "Trust"), hereby gives notice with respect to the Distribution
Date of April  2, 2004 (the "Distribution Date") as follows:

1.   The amount of the distribution payable to the Certificateholders on the
     Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000
     Notional Amount of Class B Certificates, is as set forth below:

           Class         Principal      Interest         Total Distribution
           A             $ 0.000000     $   3.750000     $  3.750000
           B             $ 0.000000     $  16.250000     $ 16.250000

2.   The amount of aggregate interest due and not paid as of the Distribution
     Date is $0.000000.

3.   The Class A Certificates bear interest at the rate of 4.50% and the Class
     B Certificates bear interest at a rate of 3.25% during the period ending on the Distribution Date .

4.   No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5.   $33,000,000 aggregate principal amount of CIT Group Inc. 7.75% Senior
     Notes due April 2, 2012 (the "Term Assets") are held for the above trust.

6.   At the close of business on the Distribution Date, 33,000 Class A
     Certificates representing $33,000,000 aggregate Certificate Principal
     Balance and $33,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

7.   The Notional Amount of the ISDA Master Agreement , the Schedule thereto and the Confirmation thereto each dated April 4, 2003 between the Trust and Citigroup Global Markets Limited ( f/k/a Salomon Brothers
     International Limited) (collectively the "Swap"), is $33,000,000.
     Payment of the obligations of Citigroup Global Markets Limited under the
     Swap is guaranteed by Citigroup Global Markets Holdings Inc. (f/k/a
     Salomon Smith Barney Holdings Inc.) under a Guarantee Agreement dated
     April 4, 2003.

8.   The current rating of the Term Assets is not provided in this report.  Ratings can be obtained from Standard & Poor's Ratings Services, a division of
     The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's
     Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National
Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.  It is included for the convenience of the Holders.